                                  THE INDONESIA
                                   FUND, INC.


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001




  IF
LISTED
 NYSE.




3913-SA-01

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              4

Schedule of Investments                                                        5

Statement of Assets and Liabilities                                            7

Statement of Operations                                                        8

Statement of Changes in Net Assets                                             9

Financial Highlights                                                          10

Notes to Financial Statements                                                 12

Results of Annual Meeting of Shareholders                                     15

Description of InvestLink(SM) Program                                         16

Privacy Policy Notice                                                         19

LETTER TO SHAREHOLDERS
                                                                 August 10, 2001

DEAR SHAREHOLDER:

We are writing to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the six months ended June 30, 2001.

At June 30, 2001, the Fund's net assets were $12.5 million. The Fund's net asset value ("NAV") was $1.51 per share, as compared to $1.72 at December 31, 2000.

Effective June 11, 2001, the Fund acquired substantially all of the assets and assumed all of the liabilities of the Jakarta Growth Fund, Inc. ("JGF") in exchange for shares of the Fund.

PERFORMANCE: HURT BY ACQUISITION FEES

For the six months ended June 30, 2001, the Fund's total return, based on NAV, was -12.2%. By comparison, the total return of the Morgan Stanley Capital International ("MSCI") Indonesia Free Index* was -4.3%.

We attribute most of the Fund's underperformance of its MSCI benchmark during the period to the payment of fees associated with the acquisition of JGF. The acquisition itself was made because the Fund's management and Board of Directors believed that it would benefit Fund shareholders in two important ways. First, it would provide enhanced market liquidity via the combined funds' larger market capitalization; and second, potential economies of scale from the combined fund could be expected to reduce the Fund's operating expense ratio.

Performance within the portfolio was actually better than that of the benchmark. In particular, we added value by underweighting companies in materials categories like mining and non-ferrous metals, many of which fared worse than the Indonesian market as a whole; and overweighting manufacturers like PT Unilever Indonesia Tbk, which was the Fund's fifth-largest holding at June 30. The most negative contribution to overall performance came from our underweighting of the telecommunications sector (which outperformed) during much of the period.

THE MARKET: WAITING ON WAHID

For much of the first half, Indonesia was a land of hard questions and few answers, a period in which politics and deteriorating macroeconomic conditions dominated the news:

POLITICS. President Abdurrahman Wahid faced a rising crescendo of calls for his resignation based on allegations of corruption and mismanagement, along with parliamentary maneuvering that culminated in a vote on May 30 to initiate impeachment proceedings against him beginning on August 1.

As the period ended, Wahid suggested that he might even call early elections in an effort to ward off impeachment. Crumbling popular and political support meant that he was not able to do so, though, and parliament unanimously voted on July 23 to remove him from office. Megawati Sukarnoputri, Wahid's Vice President, was sworn in as his successor the same day.

LETTER TO SHAREHOLDERS

With so much controversy surrounding Wahid, Indonesia suffered from a vacuum of leadership that enabled sectarian violence and separatist initiatives to escalate.

THE ECONOMY. The first quarter was marked by a significant increase in inflation, a fall in domestic demand and the rupiah's depreciation by 5.7% against the U.S. dollar. Asia Pulp & Paper, one of Indonesia's largest companies, also defaulted on its loans, the biggest such instance of corporate debt default in the emerging markets universe.

In the second quarter, the rupiah continued to weaken, as net foreign-exchange reserves did not grow. The government raised fuel prices 30% and energy prices 18%, leading to expectations that inflation could exceed 10% in June and rise even higher in July. Not surprisingly, the forecast for 2001 annualized inflation jumped to 9.3% from 7.2%. The government also approved a new set of macroeconomic forecasts, including a new targeted exchange rate for the rupiah (i.e., RP9600/US$ versus the previous RP7800/US$).

PORTFOLIO STRUCTURE AND STRATEGY: FAVORING DOMESTIC-BASED SECTORS

As of June 30, we positioned the Fund to take maximum advantage of any market rally tied to Wahid's removal from office. Now that such a rally has already occurred, we have engaged in some modest profit-taking and feel comfortable with leaving the portfolio essentially intact.

At present, we are overweighting (I.E., compared to the MSCI benchmark) consumer-related sectors-notably consumer discretionary, consumer staples and pharmaceuticals-in which companies are reporting relatively strong earnings and have balance sheets that we consider to be acceptably solid. Such companies additionally tend to focus on local demand and thus fit well with our preference for those that derive most of their revenues domestically.

At the same time, we are avoiding industries whose prospects are dependent on a near-term revival in global growth, especially export-oriented materials sectors like pulp & paper and mining. We also are underweighting telecom providers, mainly because our ability to allocate more assets to them is somewhat limited by the Fund's strict diversification parameters; and are slightly underweighting financial services, due to what we believe is a general lack of progress both in recapitalizing the banking sector and cleaning up problem loans.

OUTLOOK: A BLEND OF OPTIMISM AND CAUTION

Looking ahead, our view on the prospects for Indonesian equities is a blend of optimism and caution.

We see three key reasons for feeling optimistic, two of which involve the nation's political environment. These are the fact that the transition of power from Wahid to Megawati took place smoothly, democratically and with little violence; and our comfort level both with Megawati at the helm and her selection of cabinet ministers. The third reason is valuations, which are compellingly low as measured by a number of standards.

There is simultaneously plenty of room for caution, however. Despite our hopefulness about the new government, for example, it is far from certain that Megawati et al. will be able to successfully overcome some of the toughest tasks that await them. In our opinion, these include the reduction of the large fiscal deficit, the calming of raw tensions from provincial separatists and between ethnic populations, and the restoration of the banking system to better health.

LETTER TO SHAREHOLDERS

Our other prominent concerns are the weakening level of global demand for key Indonesian exports; the uncertain outlook for domestic consumption; the recent removal of government subsidies for energy prices, which has the effect of immediately raising inflationary pressures; and the market's vulnerability to correction after rising steadily for several months.

Sincerely,

/s/ Raoul H. Rayos

Raoul H. Rayos
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 16 through 18 of this report.



--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Indonesia Free Index is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Raoul H. Rayos is responsible for management of the Fund's assets and has served the Fund in such capacity since May 16, 2001. Mr. Rayos is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), where he is a portfolio manager specializing in Asian equities. He joined CSAM in 1999 from Merrill Lynch Asset Management, where he was a senior Asian equity analyst. Previously, he was an Asian equity analyst for W.I. Carr in Hong Kong and worked in corporate finance for All Asia Capital and Trust in Manila.

THE INDONESIA FUND, INC.
PORTFOLIO SUMMARY - AS OF JUNE 30, 2001 (UNAUDITED)

SECTOR ALLOCATION

[CHART]

AS A PERCENT OF NET ASSETS                   JUNE 30, 2001    DECEMBER 31, 2000
Automotive                                           5.75%                5.66%
Beer, Beverages, Liquors & Tobacco                  20.02%               23.15%
Commercial Banks                                     4.79%                1.37%
Diversified Operations                               2.54%                0.00%
Food & Kindred Products                              5.37%                5.32%
Manufacturing                                        9.33%                7.58%
Medical-Drugs                                        7.84%                9.65%
Mining                                               2.66%                0.00%
Real Estate Development                              0.63%                1.26%
Retailing                                           10.79%               12.15%
Telecommunications                                  27.07%               18.84%
Textiles                                             0.64%                1.44%
Other                                                2.76%                1.67%
Cash & Other Assets                                 -0.19%               11.91%

TOP 10 HOLDINGS, BY ISSUER

                                                                              PERCENT OF
HOLDING                                               SECTOR                  NET ASSETS
 1. PT Telekomunikasi Indonesia                 Telecommunications               21.5
 2. PT Gudang Garam Tbk                 Beer, Beverages, Liquors & Tobacco       11.7
 3. PT Hanjaya Mandala Sampoerna Tbk    Beer, Beverages, Liquors & Tobacco        8.4
 4. PT Ramayana Lestari Sentosa Tbk                  Retailing                    7.4
 5. PT Unilever Indonesia Tbk                      Manufacturing                  5.8
 6. PT Indosat (Persero) Tbk                    Telecommunications                5.6
 7. PT Indofood Sukses Makmur Tbk             Food & Kindred Products             5.1
 8. PT Tempo Scan Pacific Tbk                      Medical-Drugs                  4.5
 9. PT Astra International Tbk                      Automotive                    4.4
10. PT Bank Central Asia Tbk                     Commercial Banks                 3.9

THE INDONESIA FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)

                                                   NO. OF               VALUE
DESCRIPTION                                     SHARES/UNITS          (NOTE A)
EQUITY OR EQUITY-LINKED SECURITIES-100.19%
INDONESIA-98.90%
AGRICULTURE-0.63%
PT Astra Argo Lestari Tbk                            946,500        $    78,944
PT Perusahaan Perkebunan
London Sumatra Indonesia Tbk+                            100                  4
                                                                    -----------
                                                                         78,948
                                                                    -----------
AUTOMOTIVE-5.75%
PT Astra International Tbk+                        3,191,000            553,312
PT Astra Otoparts Tbk+                             1,305,000            166,133
                                                                    -----------
                                                                        719,445
                                                                    -----------
BEER, BEVERAGES, LIQUORS & TOBACCO-20.02%
PT Gudang Garam Tbk                                1,260,500          1,460,808
PT Hanjaya Mandala Sampoerna Tbk                     742,000          1,045,575
                                                                    -----------
                                                                      2,506,383
                                                                    -----------
COMMERCIAL BANKS-4.13%
PT Bank Central Asia Tbk+                          5,500,000            482,880
PT Bank Internasional Indonesia, Warrants
(expiring 04/16/02)+,++                           15,787,200              4,158
PT Bank Pan Indonesia Tbk                          1,440,000             30,342
                                                                    -----------
                                                                        517,380
                                                                    -----------
COMMERCIAL SERVICES-0.31%
PT Citra Marga Nusaphala
Persada Tbk                                        1,000,000             38,630
                                                                    -----------
CONTAINERS-0.21%
PT Dynaplast Tbk+                                    494,000             26,023
                                                                    -----------
DIVERSIFIED OPERATIONS-2.54%
PT Bimantara Citra Tbk                             2,737,000            318,396
                                                                    -----------
FISHERY-0.00%
PT Daya Guna Samudera Tbk+                           518,000                  0
                                                                    -----------
                                                   NO. OF               VALUE
DESCRIPTION                                        SHARES             (NOTE A)
FOOD & KINDRED PRODUCTS-5.37%
PT Indofood Sukses
Makmur Tbk+                                        8,523,000        $   636,045
PT Mayora Indah+                                     868,500             36,219
                                                                    -----------
                                                                        672,264
                                                                    -----------
MACHINERY-0.14%
PT United Tractors Tbk+                              519,000             17,315
                                                                    -----------
MANUFACTURING-9.33%
PT Semen Gresik (Persero) Tbk                        830,000            448,156
PT Unilever Indonesia Tbk                            466,000            720,070
                                                                    -----------
                                                                      1,168,226
                                                                    -----------
MEDICAL-DRUGS-7.83%
PT Dankos Laboratories Tbk                         6,615,000            304,906
PT Kalbe Farma                                     5,304,900            116,438
PT Tempo Scan Pacific Tbk                          2,022,000            559,201
                                                                    -----------
                                                                        980,545
                                                                    -----------
MINING-2.66%
PT Aneka Tambang Tbk+                              2,444,000            214,574
PT Tambang Timah Tbk                                 782,500            118,509
                                                                    -----------
                                                                        333,083
                                                                    -----------
NON-FERROUS METALS-0.39%
PT International Nickel
Indonesia Tbk+                                        88,500             49,339
                                                                    -----------
OIL & GAS-1.08%
PT Medco Energi
International Tbk                                  1,395,000            134,724
                                                                    -----------
RETAILING-10.80%
PT Hero Supermarket Tbk+                             192,000             18,964
PT Matahari Putra Prima Tbk                        8,916,000            410,966
PT Ramayana Lestari
Sentosa Tbk                                        3,332,000            921,493
                                                                    -----------
                                                                      1,351,423
                                                                    -----------
TELECOMMUNICATIONS-27.07%
PT Indosat (Persero) Tbk                             532,500            474,528
PT Indosat (Persero) Tbk ADR                          25,200            225,540

                                                   NO. OF               VALUE
DESCRIPTION                                        SHARES             (NOTE A)
TELECOMMUNICATIONS
PT Telekomunikasi Indonesia                        5,900,940       $  1,657,858
PT Telekomunikasi
Indonesia ADR                                        185,442          1,031,058
                                                                    -----------
                                                                      3,388,984
                                                                    -----------
TEXTILES-0.64%
PT Indo-Rama Synthetics Tbk                        1,470,000             80,663
                                                                    -----------
TOTAL INDONESIA (Cost $21,014,452)                                   12,381,771
                                                                    -----------
SINGAPORE-1.29%
COMMERCIAL BANKS-0.66%
United Overseas Bank Limited                          13,000             82,053
                                                                    -----------
REAL ESTATE DEVELOPMENT-0.63%
Keppel Land Limited                                   63,000             79,182
                                                                    -----------
TOTAL SINGAPORE (Cost $182,477)                                         161,235
                                                                    -----------
TOTAL INVESTMENTS-100.19%
(Cost $21,196,929) (Notes A,D)                                       12,543,006
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS-(0.19)%                                                (24,169)
                                                                    -----------
NET ASSETS-100%                                                     $12,518,837
                                                                    ===========

--------------------------------------------------------------------------------
+    Security is non-income producing.
++ With additional 397,837,440 call options attached, expiring 05/28/02, and 126,297,600 certificates of entitlement attached, maturing 06/30/02, with no market value.
ADR  American Depositary Receipts.

                See accompanying notes to financial statements.

THE INDONESIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments, at value (Cost $21,196,929) (Note A)                                              $  12,543,006
Cash (including $47,130 of foreign currency with a cost of $47,233) (Note A)                         208,578
Dividends receivable                                                                                  99,199
Prepaid expenses                                                                                      23,566
                                                                                               -------------
Total Assets                                                                                      12,874,349
                                                                                               -------------
LIABILITIES
Payables:
   Investment advisory fee (Note B)                                                                   19,280
   Administration fees (Note B)                                                                        2,109
   Other accrued expenses                                                                            226,734
   Accrued merger-related fees (Note A)                                                              107,389
                                                                                               -------------
Total Liabilities                                                                                    355,512
                                                                                               -------------
NET ASSETS (applicable to 8,266,202 shares of common stock outstanding) (Note C)               $  12,518,837
                                                                                               =============
NET ASSET VALUE PER SHARE ($12,518,837 DIVIDED BY 8,266,202)                                   $        1.51
                                                                                               =============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,266,202 shares issued and outstanding
 (100,000,000 shares authorized)                                                                    $  8,266
Paid-in capital                                                                                   67,525,393
Accumulated net investment loss                                                                     (559,034)
Accumulated net realized loss on investments and foreign currency related transactions           (45,801,359)
Net unrealized depreciation in value of investments and translation of other assets and
 liabilities denominted in foreign currency                                                       (8,654,429)
                                                                                               -------------
Net assets applicable to shares outstanding                                                    $  12,518,837
                                                                                               =============

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
 INVESTMENT LOSS

Income (Note A):
   Dividends                                                                          $  90,557
   Interest                                                                              10,450
   Less: Foreign taxes withheld                                                         (13,853)
                                                                                      ---------
   Total Investment Income                                                               87,154
                                                                                      ---------
Expenses:
   Investment advisory fees (Note B)                                                     39,065
   Audit and legal fees                                                                  50,661
   Printing                                                                              42,188
   Custodian fees                                                                        25,419
   Accounting fees                                                                       22,315
   Transfer agent fees                                                                   15,404
   Directors' fees                                                                       12,397
   NYSE listing fees                                                                     11,762
   Administration fees (Note B)                                                           5,450
   Insurance                                                                              1,748
   Other                                                                                  7,528
   Merger-related fees (Note A)                                                         412,251
                                                                                      ---------
   Total Expenses                                                                       646,188
                                                                                      ---------
   Net Investment Loss                                                                 (559,034)
                                                                                      ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized loss from:
   Investments                                                                         (245,937)
   Foreign currency related transactions                                                (15,460)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency                        271,515
                                                                                      ---------
Net realized and unrealized gain on investments and foreign currency
  related transactions                                                                   10,118
                                                                                      ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $(548,916)
                                                                                      =========

                See accompanying notes to financial statements.

THE INDONESIA FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE SIX MONTHS       FOR THE YEAR
                                                                                   ENDED JUNE 30, 2001          ENDED
                                                                                       (UNAUDITED)        DECEMBER 31, 2000
                                                                                   -------------------    -----------------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                                                 $   (559,034)         $   (601,785)
   Net realized loss on investments and foreign currency related transactions              (261,397)           (4,635,646)
   Net change in unrealized appreciation/(depreciation) in value of investments
    and translation of other assets and liabilities denominated in foreign currency         271,515            (7,496,511)
                                                                                       ------------          ------------
     Net decrease in net assets resulting from operations                                  (548,916)          (12,733,942)
                                                                                       ------------          ------------
Capital share transactions (Note A):
   Net assets received in conjuction with the Agreement and
    Plan of Reorganization                                                                5,132,440                    --
   Cash paid in-lieu-of fractional shares                                                      (126)                   --
                                                                                       ------------          ------------
     Total capital share transactions                                                     5,132,314                    --
                                                                                       ------------          ------------
     Net increase/(decrease) in net assets                                                4,583,398           (12,733,942)
                                                                                       ------------          ------------
NET ASSETS
Beginning of period                                                                       7,935,439            20,669,381
                                                                                       ------------          ------------
End of period                                                                          $ 12,518,837          $  7,935,439
                                                                                       ============          ============

                See accompanying notes to financial statements.

THE INDONESIA FUND, INC.
FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                 FOR THE SIX MONTHS
                                                                       ENDED
                                                                   JUNE 30, 2001     ----------------------
                                                                     (UNAUDITED)       2000          1999
                                                                 ------------------  --------      --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                    $1.72           $4.48         $2.71
                                                                     --------        --------      --------
Net investment income/(loss)                                            (0.12)*         (0.13)        (0.05)
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions                                 (0.09)*         (2.63)         1.87
                                                                     --------        --------      --------
Net increase/(decrease) in net assets resulting from operations         (0.21)          (2.76)         1.82
                                                                     --------        --------      --------
Dividends and distributions to shareholders:
  Net investment income                                                    --              --            --
  Net realized gain on investments and foreign
    currency related transactions                                          --              --         (0.05)
                                                                     --------        --------      --------
Total dividends and distributions to shareholders                          --              --         (0.05)
                                                                     --------        --------      --------
Net asset value, end of period                                          $1.51           $1.72         $4.48
                                                                     ========        ========      ========
Market value, end of period                                             $1.62          $1.563        $5.438
                                                                     ========        ========      ========
Total investment return (a)                                              3.68%         (71.26)%       59.58%
                                                                     ========        ========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                               $12,519          $7,935       $20,669
Ratio of expenses to average net assets                                 16.97%(b)        7.23%         3.18%
Ratio of net investment income/(loss) to average net assets            (14.68)%(b)      (4.85)%       (1.43)%
Portfolio turnover rate                                                  4.92%          16.48%        47.38%

--------------------------------------------------------------------------------
* Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization) and June 30, 2001.
(a)Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions and has not been annualized.
(b)Annualized.

                See accompanying notes to financial statements.

THE INDONESIA FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                 ----------------------------------------------------
                                                                   1998            1997          1996          1995
                                                                 --------        --------      --------      --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $3.58          $10.68         $9.34         $9.18
                                                                 --------        --------      --------      --------
Net investment income/(loss)                                        (0.04)           0.03          0.01
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions                             (0.83)          (7.13)         1.33          0.16
                                                                 --------        --------      --------      --------
Net increase/(decrease) in net assets resulting from operations     (0.87)          (7.10)         1.34          0.16
                                                                 --------        --------      --------      --------
Dividends and distributions to shareholders:
  Net investment income                                                --              --            --            --
  Net realized gain on investments and foreign
    currency related transactions                                      --              --            --            --
                                                                 --------        --------      --------      --------
Total dividends and distributions to shareholders                      --              --            --            --
                                                                 --------        --------      --------      --------
Net asset value, end of period                                      $2.71           $3.58        $10.68         $9.34
                                                                 ========        ========      ========      ========
Market value, end of period                                        $3.438          $4.625        $9.750       $10.125
                                                                 ========        ========      ========      ========
Total investment return (a)                                        (25.68)%        (52.56)%       (3.70)%      (15.63)%
                                                                 ========        ========      ========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                           $12,491         $16,486       $49,223       $43,060
Ratio of expenses to average net assets                              4.21%           1.89%         1.91%         1.96%
Ratio of net investment income/(loss) to average net assets         (1.37)%          0.33%         0.10%         0.05%
Portfolio turnover rate                                             36.58%          48.19%        34.67%        24.10%

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                 ----------------------------------------------------
                                                                   1994            1993          1992          1991
                                                                 --------        --------      --------      --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $14.03           $7.63         $7.72        $10.38
                                                                 --------        --------      --------      --------
Net investment income/(loss)                                        (0.03)          (0.03)         0.01          0.04
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions                             (4.82)           6.43         (0.10)        (2.65)
                                                                 --------        --------      --------      --------
Net increase/(decrease) in net assets resulting from operations     (4.85)           6.40         (0.09)        (2.61)
                                                                 --------        --------      --------      --------
Dividends and distributions to shareholders:
  Net investment income                                                --              --            --         (0.05)
  Net realized gain on investments and foreign
    currency related transactions                                      --              --            --            --
                                                                 --------        --------      --------      --------
Total dividends and distributions to shareholders                      --              --            --         (0.05)
                                                                 --------        --------      --------      --------
Net asset value, end of period                                      $9.18          $14.03         $7.63         $7.72
                                                                 ========        ========      ========      ========
Market value, end of period                                       $12.000         $20.750        $9.000        $8.375
                                                                 ========        ========      ========      ========
Total investment return (a)                                        (42.17)%        130.56%         7.46%       (14.71)%
                                                                 ========        ========      ========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                           $42,297         $64,661       $35,186       $35,590
Ratio of expenses to average net assets                              1.83%           1.98%         2.04%         2.00%
Ratio of net investment income/(loss) to average net assets         (0.25)%         (0.30)%        0.09%         0.49%
Portfolio turnover rate                                             31.56%          63.77%        22.39%        32.27%

THE INDONESIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On June 11, 2001, the Fund acquired substantially all of the assets and assumed all of the liabilities of the Jakarta Growth Fund, Inc. ("JGF") in exchange for Fund shares. Each JGF shareholder became entitled to receive 0.7289 Fund shares for every JGF share and cash in-lieu-of fractional shares, resulting in the issuance of an aggregate 3,657,213 Fund shares. Net assets of the Fund and JGF as of the Agreement and Plan of Reorganization ("Reorganization") date were $6,468,268 and $5,132,440, including unrealized depreciation of $9,561,810 and $3,556,343, respectively. Total net assets after the Reorganization were $11,600,708.

Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices available on these exchanges, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no price is available on these exchanges and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2001, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2001, the interest rate was 2.96%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 2000, the Fund had a capital loss carryover for U.S. federal income tax purposes of $42,638,561 of which $683,625 expires in 2001; $8,617,662 expires in 2002; $6,619,896 expires in 2003; $4,688,411 expires in 2004;
$3,265,956 expires in 2005; $13,254,308 expires in 2006; $1,782,694 expires in
2007 and $3,726,009 expires in 2008.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 2000, within the prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses of $1,201,929 and $108,747, respectively.

THE INDONESIA FUNDS INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such

THE INDONESIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)

price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 2001, CSAM earned $39,065 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2001, CSAM was reimbursed $1,544 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 2001, BSFM earned $3,906 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,266,202 shares outstanding at June 30, 2001, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2001 was $22,787,654. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $10,244,648, was composed of gross appreciation of $381,842 for those investments having an excess of value over cost and gross depreciation of $10,626,490 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of securities, other than short-term obligations, were $1,413,218 and $387,602, respectively.

NOTE E. CREDIT FACILITY

Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus 0.50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. At June 30, 2001 and during the six months ended June 30, 2001, the Fund had no borrowings under either credit facility.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 25, 2001, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To approve the Agreement and Plan of Reorganization dated as of March 29, 2001 between the Fund and the Jakarta Growth Fund, Inc. (the "Jakarta Fund"), a Maryland corporation, whereby (i) the Fund would acquire substantially all of the assets and assume all of the liabilities of the Jakarta Fund, (ii) the Fund would issue shares of the Fund to the Jakarta Fund in exchange therefor, (iii) such Fund shares would be distributed to shareholders of the Jakarta Fund in liquidation of the Jakarta Fund, and
    (iv) the Jakarta Fund would subsequently be dissolved under Maryland law and de-registered under the Investment Company Act of 1940, as amended.

                                                                        BROKER
                                           FOR     AGAINST    ABSTAIN  NON-VOTES
                                      2,499,270    29,823     13,352    831,344

(2) Election of the following two (2) management nominees standing for election to the Fund's Board of Directors:

                                                                FOR    WITHHELD
     Richard H. Francis (three-year term)                    3,320,213  53,576
     James P. McCaughan (one-year term)                      3,316,611  57,178

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Lawrence J. Fox and William W. Priest, Jr. continue to serve as directors of the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Indonesia Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)(CONCLUDED)

Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of EquiServe, L.P.

PRIVACY POLICY NOTICE (AS OF MAY 4, 2001)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

- Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE WARBURG PINCUS FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Warburg Pincus Blue Chip Fund               Credit Suisse Warburg Pincus
Credit Suisse Warburg Pincus High Income Fund                Global Post-Venture Capital Fund
Credit Suisse Warburg Pincus                              Credit Suisse Warburg Pincus
   International Equity II Fund                              Global Telecommunications Fund
Credit Suisse Warburg Pincus Municipal Money Fund         Credit Suisse Warburg Pincus
Credit Suisse Warburg Pincus Small Company Value Fund        Intermediate Maturity Government Fund
Credit Suisse Warburg Pincus Technology Fund              Credit Suisse Warburg Pincus International Equity Fund
Credit Suisse Warburg Pincus                              Credit Suisse Warburg Pincus
   U.S. Government Money Fund                                International Small Company Fund
Credit Suisse Warburg Pincus Value Fund                   Credit Suisse Warburg Pincus Japan Growth Fund
Credit Suisse Warburg Pincus Balanced Fund                Credit Suisse Warburg Pincus Japan Small Company Fund
Credit Suisse Warburg Pincus Capital Appreciation Fund    Credit Suisse Warburg Pincus European Equity Fund
Credit Suisse Warburg Pincus Cash Reserve Fund            Credit Suisse Warburg Pincus Major Foreign Markets Fund
Credit Suisse Warburg Pincus Emerging Growth Fund         Credit Suisse Warburg Pincus Municipal Bond Fund
Credit Suisse Warburg Pincus Emerging Markets Fund        Credit Suisse Warburg Pincus
Credit Suisse Warburg Pincus Fixed Income Fund               New York Intermediate Municipal Fund
Credit Suisse Warburg Pincus Focus Fund                   Credit Suisse Warburg Pincus New York Tax Exempt Fund
Credit Suisse Warburg Pincus                              Credit Suisse Warburg Pincus
   Global Financial Services Fund                            Small Company Growth Fund
Credit Suisse Warburg Pincus Global Fixed Income Fund     Credit Suisse Warburg Pincus Value II Fund
Credit Suisse Warburg Pincus Global                       Credit Suisse Warburg Pincus
   Health Sciences Fund                                      WorldPerks(R) Money Market Fund
Credit Suisse Warburg Pincus Global New                   Credit Suisse Warburg Pincus
   Technologies Fund                                         WorldPerks(R) Tax Free Money Market Fund



For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-WARBURG (1-800-927-2874). For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade oN the New York Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. CSAM and its affiliates manage approximately $94 billion in the United States and $298 billion globally.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily), THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "Indonesia". The Fund's New York Stock Exchange trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac                   Director
Lawrence J. Fox                        Director
Richard H. Francis                     Director
William W. Priest, Jr.                 Director
James P. McCaughan                     Chairman of the Board of Directors,
                                       Director and President
Raoul H. Rayos                         Chief Investment Officer
Hal Liebes                             Senior Vice President
Michael A. Pignataro                   Chief Financial Officer and Secretary
Rocco A. Del Guercio                   Vice President
Robert M. Rizza                        Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P. O. Box 43010
Providence, RI 02940

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019




This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

  IF
LISTED
 NYSE.